                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 28, 2006

   MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of November 1, 2006, providing for the issuance of
        Specialty Underwriting & Residential Finance Trust Mortgage Loan
                   Asset-Backed Certificates, Series 2006-BC5)

       Specialty Underwriting & Residential Finance Trust, Series 2006-BC5
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      333-130545               13-3416059
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     Of Incorporation)                 File Number)          Identification No.)

      250 Vesey Street
  4 World Financial Center
         28th Floor
        New York, NY
    (Address of Principal                                           10080
      Executive Offices)                                          (Zip Code)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $829,099,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class A-2E, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates, Series 2006-BC5 on November 28, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 8, 2006, as supplemented by the Prospectus Supplement, dated November 22, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of November 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer"), and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class A-2E, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $865,000,390 as of November 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of November 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and U.S. Bank National Association, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2006, between Merrill Lynch Mortgage Capital Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Matthew Whalen
                                            ------------------------------------
                                        Name: Matthew Whalen
                                        Title: President

Date: December 13, 2006

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement, dated as of November 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
              Wilshire Credit Corporation, as Servicer, and U.S. Bank National
              Association, as Trustee.

99.1          Mortgage Loan Sale and Assignment Agreement, dated as of November
              1, 2006, between Merrill Lynch Mortgage Capital Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.